    AMENDMENT, dated June 15, 2001, to the Custody Agreements listed in schedule 1 to this Amendment (each an "Agreement") between the funds listed in schedule 1 hereto (each a "Customer"), and The Chase Manhattan Bank ("Bank").

    It is hereby agreed as follows:

    Section 1. Except as modified herby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

    Section 2. The Agreement is amended by deleting the Investment Company Rider thereto and inserting, in lieu thereof, the following Rider:

         I. Add the following after the first sentence of Section 3 of the
    Agreement:

    At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

        II. Add the following language to the end of Section 3 of the Agreement:

        (i) The term Subcustodian as used herein shall mean the following:

        (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7); and

        (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

        (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

        (a) outside the U.S., an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in
    (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

        (b) in the U.S., a "securities depository" as defined in SEC rule 17f-4(a).

       (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

        III. "Add new Section 16 to the Agreement as follows:

    16. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17f-5 ("RULE 17f-5").

    (a) Customer's board of directors (or equivant body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets, and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

    (b) In connection with the foregoing, Bank shall:

        (i) provide written reports notifying Customer's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

        (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

       (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

        (iv) determine that the written contract with the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(1); and that such written contract contains the provisions set forth in Rule 17f-5(c)(2) or other provisions that the Bank determines will provide, in their entirety, the same or greater level of care and protection for the Foreign Assets: and

        (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; (vi) in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care, Bank shall notify Customer and promptly select another Eligible Foreign Custodian in such country and shall arrange for the transfer of any Foreign Assets to that Custodian as soon as practicable; it being understood, however, that in the event that Bank shall have determined that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

    (c) Except as expressly provided herein and in Section 17 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

    (d) Bank represents to Customer that it is a U.S. Bank defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currently controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

    (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

    IV. Add the following language to the end of the first sentence of Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

     V. Add a new Section 17 to the Agreement as follows:

    17. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17f-7 ("RULE 17f-7").

    (a) Bank shall, for consideration by Customer, provide an analysis in accordance with the rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

    (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above.

    (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible and shall then act in accordance with instructions of Customer with respect to the disposition of any Foreign Assets held by such depository. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

    (d) Bank need not commence performing any of the duties set forth in this
Section 17 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

[On behalf of each Customer listed in schedule
1]                                              CHASE MANHATTAN BANK

 By: /s/ BARRY FINK                             By: /s/ CATHERINE LOGRASSO
    ..........................................  ..............................................

    Name: Barry Fink                            Name: Catherine LoGrasso
    Title: Vice President                       Title: Vice President
    Date: 6/15/01                               Date: 6/22/01

                                   SCHEDULE 1

                                                              CUSTODY AGREEMENT
FUNDS                                                                DATE
------------------------------------------------------------  ------------------
MSDW World Wide Income Trust                                      Sept. 20, 1991
MSDW European Growth Fund Inc.                                    March 28, 1990
MSDW Pacific Growth Fund Inc.                                      Nov. 30, 1990
MSDW Variable Invest-Euro Growth                                   Feb. 28, 1991
MSDW Var Invest-Glob Dividend Growth                               Feb. 11, 1994
MSDW Variable Invest-Pacific Growth                                Feb. 11, 1994
MSDW Latin Amer Growth Fund                                        Oct. 30, 1992
MSDW Global Dividend Growth Securities                            April 28, 1993
MSDW International SmallCap Fund                                    June 2, 1994
MSDW Select Dimensions Invest Series--Diversified Income
  Portfolio                                                         Nov. 7, 1994
MSDW Select Dimensions Invest Series--The Emerging Markets
  Portfolio                                                         Nov. 9, 1994
MS Dean Witter Information Fund                                   Sept. 18, 1995
MS Dean Witter Japan Fund                                          Feb. 28, 1996
MSDW Worldwide High Yield Fund
MSDW International Fund                                              May 4, 1999
MSDW Variable Series Information Portfolio                          Nov. 6, 2000
MSDW Competitive Edge (Lux SICAV)
MSDW Sicav U.S. Growth and Income
MSDW Diversified Income                                            Jan. 16, 1992
Morgan Stanley: TCW/DW Emerging Markets Opportunities Trust
MSDW International Value Equity Fund                               Feb. 14, 2001

                                   SCHEDULE 1

 1.  Morgan Stanley Diversified Income Trust
 2.  Morgan Stanley European Growth Fund Inc.
 3.  Morgan Stanley Global Dividend Growth Securities
 4.  Morgan Stanley Information Fund
 5.  Morgan Stanley International Fund
 6.  Morgan Stanley International SmallCap Fund
 7.  Morgan Stanley International Value Equity Fund
 8.  Morgan Stanley Japan Fund
 9.  Morgan Stanley Latin American Growth Fund
10.  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
11.  Morgan Stanley Select Dimensions Investment Series:
      The Diversified Income Portfolio
      The Emerging Markets Portfolio
12.  Morgan Stanley Variable Investment Series:
      The European Growth Portfolio
      The Global Dividend Growth Portfolio
      The Information Portfolio
      The Pacific Growth Portfolio

                                  APPENDIX 1-A

                       INFORMATION REGARDING COUNTRY RISK

    1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

           A.    Opinions of local counsel concerning:
/ /        i.    Whether applicable foreign law would restrict the access
                 afforded Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.
/ /        ii.   Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.
/ /        iii.  Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the
                 control of an Eligible Foreign Custodian located in the
                 country.
           B.    Written information concerning:
/ /        i.    The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.
/ /        ii.   Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.
           C.    A market report with respect to the following topics:
                 (i) securities regulatory environment, (ii) foreign
                 ownership restrictions, (iii) foreign exchange, (iv)
                 securities settlement and registration, (v) taxation, (vi)
                 market settlement risk, (vii) Eligible Securities
                 Depositories (including Depository evaluation), if any.
           2.    Bank shall furnish the following additional information:
                 Market flashes, including with respect to changes in the
                 information in market reports.

                                  APPENDIX 1-B

                        ELIGIBLE SECURITIES DEPOSITORIES

Appendix 1-B

                            SECURITIES DEPOSITORIES

COUNTRY                                 DEPOSITORY                     INSTRUMENTS
-----------------------------  -----------------------------  -----------------------------
ARGENTINA                      CVSA                           Equity, Corporate Debt,
                               (Caja de Valores S.A.)         Government Debt
ARGENTINA                      CRYL                           Government Debt
                               (Central de Registration y
                               Liquidacion de Instrumentos
                               de Endeudamiento Publico)
AUSTRALIA                      AUSTRACLEAR LIMITED            Corporate Debt, Money Market,
                                                              Semi-Government Debt
AUSTRALIA                      CHESS                          Equity
                               (Clearing House Electronic
                               Sub-register System)
AUSTRALIA                      RITS                           Government Debt
                               (Reserve Bank of Australia/
                               Reserve Bank Information and
                               Transfer System)
AUSTRIA                        OEKB                           Equity, Corporate Debt,
                               (Oesterreichische              Government Debt
                               Kontrollbank AG)
BELGIUM                        CIK                            Equity, Corporate Debt
                               (Caisse Interprofessionnelle
                               de Depots et de Virements de
                               Titres S.A.)
BELGIUM                        NBB                            Corporate Debt, Government
                               (National Bank of Belgium)     Debt
BRAZIL                         CBLC                           Equity
                               (Companhia Brasileira de
                               Liquidacao e Custodia)
BRAZIL                         CETIP                          Corporate Debt
                               (Central de Custodia e
                               Liquidacao Financiera de
                               Titulos Privados)
BRAZIL                         SELIC                          Government Debt
                               (Sistema Especial de
                               Liquidacao e Custodia)
BULGARIA                       BNB                            Government Debt
                               (Bulgaria National Bank)
BULGARIA                       CDAD                           Equity, Corporate Debt
                               (Central Depository A.D.)
CANADA                         CDS                            Equity, Corporate, Government
                               (The Canadian Depository for   Debt
                               Securities Limited)
CHILE                          DCV                            Equity, Corporate Debt,
                               (Deposito Central de Valores   Government Debt
                               S.A.)

                                     1-B-1

Appendix 1-B

COUNTRY                                 DEPOSITORY                     INSTRUMENTS
-----------------------------  -----------------------------  -----------------------------
CHINA, SHANGHAI                SSCCRC                         Equity
                               (Shanghai Securities Central
                               Clearing and Registration
                               Corporation)
CHINA, SHENZHEN                SSCC                           Equity
                               (Shenzhen Securities Clearing
                               Company, Limited)
COLOMBIA                       DCV                            Government Debt
                               (Deposito Central de Valores)
COLOMBIA                       DECEVAL                        Equity, Corporate Debt,
                               (Deposito Centralizado de      Government Debt
                               Valores de Colombia S.A.)
CROATIA                        SDA                            Equity, Government Debt
                               (Central Depository Agency
                               Inc.-Stredisnja depozitarna
                               agencija d.d.)
CROATIA                        MINISTRY OF FINANCE OF THE     Short-term debt issued by the
                               REPUBLIC OF CROATIA            Ministry of Finance.
CROATIA                        CNB                            Short-term debt issued by the
                               (Croatian National Bank)       National Bank of Croatia.
CZECH REPUBLIC                 SCP                            Equity, Corporate Debt,
                               (Stredisko cennych papiru)     Government Debt
CZECH REPUBLIC                 CNB                            Government Debt
                               (Czech National Bank)
DENMARK                        VP                             Equity, Corporate Debt,
                               (Vaerdipapircentralen A/S)     Government Debt
EGYPT                          MCSD                           Equity, Corporate Debt
                               (Misr for Clearing,
                               Settlement and Depository,
                               S.A.E.)
ESTONIA                        ECDS                           Equity, Corporate Debt,
                               (Estonian Central Depository   Government Debt
                               for Securities Limited-Eesti
                               Vaatpaberite
                               Keskdepositoorium)
EUROMARKET                     DCC                            Euro-CDs
                               (The Depository and Clearing
                               Centre)
EUROMARKET                     CLEARSTREAM                    Euro-Debt
                               (Clearstream Banking, S.A.)
EUROMARKET                     EUROCLEAR                      Euro-Debt
FINLAND                        APK                            Equity, Corporate Debt,
                               (Finnish Central Securities    Government Debt
                               Depository Limited)
FRANCE                         EUROCLEAR FRANCE               Equity, Corporate Debt,
                                                              Government Debt
GERMANY                        CLEARSTREAM                    Equity, Corporate Debt,
                               (Clearstream Banking AG)       Government Debt

                                     1-B-2

Appendix 1-B

COUNTRY                                 DEPOSITORY                     INSTRUMENTS
-----------------------------  -----------------------------  -----------------------------
GREECE                         CSD                            Equity, Corporate Debt
                               (Central Securities
                               Depository S.A.)
GREECE                         BOG                            Government Debt
                               (Bank of Greece)
HONG KONG                      HKSCC                          Equity
                               (Hong Kong Securities
                               Clearing Company Limited)
HONG KONG                      CMU                            Corporate Debt, Government
                               (Central Moneymarkets Unit)    Debt
HUNGARY                        KELLER                         Equity, Corporate Debt,
                               (Central Depository and        Government Debt
                               Clearing House-Kosponti
                               Elszamolohaz es Ertektar
                               (Budapest) Rt.)
INDIA                          NSDL                           Equity, Corporate Debt,
                               (National Securities           Government Debt
                               Depository Limited)
INDIA                          CDSL                           Equity
                               (Central Depository Services
                               (India) Limited)
INDIA                          RBI                            Government Debt
                               (Reserve Bank of India)
INDONESIA                      KSEI                           Equity, Corporate Debt
                               (PT Kustodian Sentral Efek
                               Indonesia)
IRELAND                        CREST                          Equity, Corporate Debt
                               (CRESTCo Limited)
ISRAEL                         TASE CLEARING HOUSE            Equity, Corporate Debt,
                               (Tel Aviv Stock Exchange       Government Debt
                               Clearing House)
ITALY                          MONTE TITOLI S.P.A.            Equity, Corporate Debt,
                                                              Government Debt
ITALY                          BANCA D'ITALIA                 Government Debt
IVORY COAST                    DC/BR                          Equity
                               (Le Depositaire Central /
                               Banque de Reglement)
JAPAN                          JASDEC                         Equity, Convertible Debt
                               (Japan Securities Depository
                               Center)
JAPAN                          BOJ                            Registered Government Debt
                               (Bank of Japan)
KAZAHKSTAN                     CSD                            Equity
                               (Central Securities
                               Depository CJSC)
KENYA                          CBCD                           Government Debt
                               (Central Bank Central
                               Depository)

                                     1-B-3

Appendix 1-B

COUNTRY                                 DEPOSITORY                     INSTRUMENTS
-----------------------------  -----------------------------  -----------------------------
LATVIA                         LCD                            Equity, Corporate Debt,
                               (Latvian Central Depository)   Government Debt
LEBANON                        MIDCLEAR S.A.L.                Equity
                               (Custodian and Clearing
                               Center of Financial
                               Instruments for Lebanon and
                               the Middle East S.A.L.)
LITHUANIA                      CSDL                           Equity, Corporate Debt,
                               (Central Securities            Government Debt
                               Depository of Lithuania)
LUXEMBOURG                     CLEARSTREAM                    Equity
                               (Clearstream Banking S.A.)
MALAYSIA                       MCD                            Equity, Corporate Debt,
                               (Malaysian Central Depository  Government Debt
                               Sdn. Bhd.)
MAURITIUS                      CDS                            Equity, Corporate Debt
                               (Central Depository and
                               Settlement Company Limited)
MEXICO                         INDEVAL                        Equity, Corporate Debt,
                               (S.D. INDEVAL S.A. de C.V.)    Government Debt
MOROCCO                        MAROCLEAR                      Equity, Corporate Debt,
                                                              Government Debt
NETHERLANDS                    NECIGEF                        Equity, Corporate Debt,
                               (Nederlands Centraal Insituut  Government Debt
                               voor Giraal Effectenverkeer
                               B.V.)
NEW ZEALAND                    NZCSD                          Equity, Corporate Debt,
                               (New Zealand Central           Government Debt
                               Securities Depository)
NIGERIA                        CSCS                           Equity, Corporate Debt,
                               (Central Securities Clearing   Government Debt
                               System Limited)
NORWAY                         VPS                            Equity, Corporate Debt,
                               (Verdipapirsentralen)          Government Debt
OMAN                           MDSRC                          Equity, Corporate Debt
                               (The Muscat Depository and
                               Securities Registration
                               Company, S.A.O.C.)
PAKISTAN                       CDC                            Equity, Corporate Debt
                               (Central Depository Company
                               of Pakistan Limited)
PAKISTAN                       SBP                            Government Debt
                               (State Bank of Pakistan)
PERU                           CAVALI                         Equity, Corporate Debt,
                               (CAVALI ICLV S.A.)             Government Debt
PHILIPPINES                    PCD                            Equity
                               (Philippine Central
                               Depository Inc.)

                                     1-B-4

Appendix 1-B

COUNTRY                                 DEPOSITORY                     INSTRUMENTS
-----------------------------  -----------------------------  -----------------------------
PHILIPPINES                    ROSS                           Government Debt
                               (Bangko Sentral ng Pilipinas
                               / Register of Scripless
                               Securities)
POLAND                         NDS                            Equity, Long-Term Government
                               (National Depository for       Debt
                               Securities S.A.)
POLAND                         CRT                            Short-Term Government Debt
                               (Central Registry of
                               Treasury-Bills)
PORTUGAL                       CVM                            Equity, Corporate Debt,
                               (Central de Valores            Government Debt
                               Mobiliarios e Sistema de
                               Liquidacao e Compensacao)
ROMANIA                        SNCDD                          Equity
                               (National Company for
                               Clearing, Settlement and
                               Depository for Securities)
ROMANIA                        BSE                            Equity
                               (Bucharest Stock Exchange
                               Registry)
RUSSIA                         VTB                            Equity, Corporate Debt,
                               (Vneshtorgbank)                Government Debt (Ministry of
                                                              Finance Bonds)
RUSSIA                         NDC                            Equity, Corporate Debt,
                               (National Depository Centre)   Government Debt
RUSSIA                         DCC                            Equity
                               (Depository Clearing Company)
SINGAPORE                      CDP                            Equity, Corporate Debt
                               (The Central Depository (Pte)
                               Limited)
SINGAPORE                      SGS                            Government Debt
                               (Monetary Authority of
                               Singapore / Singapore
                               Government Securities Book-
                               Entry System)
SLOVAK REPUBLIC                SCP                            Equity, Corporate Debt,
                               (Stredisko cennych papierov    Government Debt
                               SR Bratislava, a.s.)
SLOVAK REPUBLIC                NBS                            Government Debt
                               (National Bank of Slovakia)
SLOVENIA                       KDD                            Equity, Corporate Debt,
                               (Centralna klirinsko depotna   Government Debt
                               druzba d.d.)
SOUTH AFRICA                   CDL                            Corporate Debt, Government
                               (Central Depository (Pty)      Debt
                               Limited)
SOUTH AFRICA                   STRATE                         Equity
                               (Share Transactions Totally
                               Electronic)

                                     1-B-5

Appendix 1-B

COUNTRY                                 DEPOSITORY                     INSTRUMENTS
-----------------------------  -----------------------------  -----------------------------
SOUTH KOREA                    KSD                            Equity, Corporate Debt,
                               (Korea Securities Depository)  Government Debt
SPAIN                          SCLV                           Equity, Corporate Debt
                               (Servicio de Compensacion y
                               Liquidacion de Valores, S.A.)
SPAIN                          CBEO                           Government Debt
                               (Banco de Espana / Central
                               Book Entry Office)
SRI LANKA                      CDS                            Equity, Corporate Debt
                               (Central Depository System
                               (Private) Limited)
SWEDEN                         VPC                            Equity, Corporate Debt,
                               (Vardepapperscentralen AB)     Government Debt
SWITZERLAND                    SIS                            Equity, Corporate Debt,
                               (SIS SegalnterSettle AG)       Government Debt
TAIWAN                         TSCD                           Equity, Government Debt
                               (Taiwan Securities Central
                               Depository Co., Ltd.)
THAILAND                       TSD                            Equity, Corporate Debt,
                               (Thailand Securities           Government Debt
                               Depository Company Limited)
TUNISIA                        STICODEVAM                     Equity, Corporate Debt,
                               (Societe Tunisienne            Government Debt
                               Interprofessionnelle pour la
                               Compensation et le Depot des
                               Valeurs Mobilieres)
TURKEY                         TAKASBANK                      Equity, Corporate Debt,
                               (IMKB Takas ve Saklama         Government Debt
                               Bankasi A.S.)
UNITED KINGDOM                 CREST                          Equity, Corporate Debt,
                               (CRESTCo Limited)              Government Debt
UNITED KINGDOM                 CMO                            Sterling & Euro CDs,
                               (Central Moneymarkets Office)  Commercial Paper
UNITED STATES                  DTC                            Equity, Corporate Debt
                               (Depository Trust Company)
UNITED STATES                  PTC                            Mortgage Back Debt
                               (Participants Trust Company)
UNITED STATES                  FED                            Government Debt
                               (The Federal Reserve Book-
                               Entry System)
URUGUAY                        BCU                            Corporate Debt, Government
                               (Banco Central del Uruguay)    Debt
VENEZUELA                      BCV                            Government Debt
                               (Banco Central de Venezuela)
ZAMBIA                         CSD                            Equity, Government Debt
                               (LuSE Central Shares
                               Depository Limited)
ZAMBIA                         BOZ                            Government Debt
                               (Bank of Zambia)

                                     1-B-6